Transamerica Advisors Life Insurance Company of New York Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

August 31, 2012

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D
ML of New York IRA Annuity – Registration No. 333-98283
ML of New York Investor Choice – IRA Series – Registration No. 333-119797

Commissioners:

Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended June 30, 2012, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Mailings:

Invesco VanKampen Value Opportunities Fund, SEC File No.: 811-03826

Invesco V.I. Mid Cap Core Equity Fund, SEC File No.: 811-02699

The American Funds: The Bond Fund of America, Inc., SEC File No.: 811-02444

The American Funds: The Investment Company of America, SEC File No.: 811-00116

BlackRock International Index Fund, SEC File No.: 811-07899

BlackRock S&P 500 Index Fund, SEC File No.: 811-07899

BlackRock Small Cap Index Fund, SEC File No.: 811-07899

Cohen & Steers – Realty Income Fund, Inc., SEC File No.: 811-08287

Columbia Acorn Trust – Columbia Acorn USA, SEC File No.: 811-01829

Columbia Acorn Trust – Columbia Acorn International, SEC File No.: 811-01829

Dreyfus Appreciation Fund, Inc., SEC File No.: 811-03081

Eaton Vance Large-Cap Value Fund, SEC File No.: 811-01545

Lord Abbett Bond Debenture Fund, Inc., SEC File No.: 811-02145

Lord Abbett Mid-Cap Stock Fund, Inc., SEC File No.: 811-03691

Pioneer Fund, SEC File No.: 811-01466

Pioneer Real Estate Shares Fund, SEC File No.: 811-07870

Columbia Mid Cap Growth Fund, Inc., SEC File No.: 811-21852

Columbia Select Smaller-Cap Value Fund, SEC File No.: 811-21852

Invesco Van Kampen Comstock Fund, SEC File No.: 811-01570

Invesco Van Kampen Equity and Income Fund, SEC File No.: 811-00919

Annual Report Mailings:

Allianz Funds: NFJ Dividend Value Fund, SEC File No.: 811-06161

Allianz Funds: NFJ Mid-Cap Value Fund, SEC File No.: 811-06161

Allianz Funds: NFJ Small Cap Value Fund, SEC File No.: 811-06161

BlackRock Basic Value Fund, Inc., SEC File No.: 811-02739

BlackRock Global SmallCap Fund, Inc., SEC File No.: 811-07171

BlackRock International Value Fund, SEC File No: 811-04182

Delaware Group Equity Funds III – Delaware Smid Cap Growth Fund, SEC File No.: 811-04413

JPMorgan Multi-Cap Market Neutral Fund, SEC File No.: 811-04236

JPMorgan Small Cap Growth Fund, SEC File No: 811-04236

Oppenheimer Main Street Small & Mid-Cap Fund, SEC File No.: 811-09333

Putnam International Equity Fund, SEC File No.: 811-06190

Managers Cadence Capital Appreciation Fund, SEC File No: 811-03752

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual/annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President